UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 13, 2009

UDR, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado		80129
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(720) 283-6120

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities.

On May 13, 2009, UDR, Inc. (the "Company") issued and sold a total of 30,727 shares of its Series F Preferred Stock, without par value, to an accredited investor holding limited partnership interests, or OP Units, in United Dominion Realty, L.P., which is one of the Company’s operating partnerships. The Company sold such shares of its Series F Preferred Stock at a purchase price of $0.0001 per share, for an aggregate purchase price of $3.07. The Series F Preferred Stock entitles its holders to one vote per share on each matter upon which the Company’s common stockholders are entitled to vote at stockholder meetings. The Series F Preferred Stock is not convertible or exchangeable into any other equity securities, and it does not entitle its holders to any other rights, privileges or preferences.

Because the shares of Series F Preferred Stock were sold to an accredited investor in a transaction not involving a public offering, the transaction is exempt from registration under the Securities Act of 1933 in accordance with Section 4(2) of the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Company’s Annual Meeting of Stockholders held on May 13, 2009, the Company’s stockholders approved the proposal to amend and restate the Company’s 1999 Long-Term Incentive Plan (the "Plan") (increasing the number of shares of common stock available for issuance under the Plan from 4,000,000 shares to 16,000,000 shares, among other things), effective May 13, 2009, as set forth in the Company’s definitive proxy statement dated April 2, 2009 and filed with the Securities and Exchange Commission on March 25, 2009 (Commission File No. 1-10524).

On May 13, 2009, following the Annual Meeting of Stockholders, the Company’s board of directors ratified and approved the amendments to the Plan deleting in their entirety both Section 14.11 of the Plan governing acceleration of awards upon certain events not constituting a change of control, and Section 14.12 of the Plan governing acceleration of awards for any other reason, as well as the reference to Section 14.11 set forth in Section 14.13 of the Plan. These amendments to the Plan are not considered material revisions as such term is used in Rule 303A.08 of the New York Stock Exchange Listed Company Manual and do not require the approval of the stockholders of the Company.

A copy of the Company’s 1999 Long-Term Incentive Plan (as amended and restated May 13, 2009) is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Ex. No. - Description
-------------------------------------------------------------------------------------

10.1 - UDR, Inc. 1999 Long-Term Incentive Plan (as amended and restated May 13, 2009)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, Inc.

May 13, 2009	By:	David L. Messenger

Name: David L. Messenger
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	UDR, Inc. 1999 Long-Term Incentive Plan (as amended and restated May 13, 2009)